Debt	6 Months Ended
Jun. 30, 2026
Debt
Debt

Note 11 - Debt

(a)	Corporate Revolver

On March 10, 2026, the Company extended the maturity date of the $1.0 billion unsecured revolving term credit facility (“Corporate Revolver”) from June 3, 2029 to March 10, 2031, increased the amount available under the accordion from $250.0 million to $500.0 million, and reduced the applicable margin for U.S. advances based on the Secured Overnight Financing Rate (“SOFR”) from between 1.10% and 2.15% to between 1.00% and 2.05%, depending on the Company’s leverage ratio. The Corporate Revolver is subject to a standby fee of 0.20% to 0.41% per annum, depending on the Company’s leverage ratio, on the unutlilized portion of the Corporate Revolver.

In Q1 2026, the amounts the Company posted as security in the form of standby letters of credit against the Corporate Revolver in relation to the audit by the CRA of its 2013-2015 and 2019 taxation years were returned and cancelled following the settlement with the CRA, as referenced in Note 25.

As at June 30, 2026, no amounts were drawn from the Corporate Revolver.

(b)	Franco-Nevada International Corporation Revolver

On May 8, 2026, the Company’s wholly owned subsidiary, Franco-Nevada International Corporation (“FNIC”) entered into an unsecured revolving credit facility (the “FNIC Revolver”) which provides for the availability over a three-year period of up to $500.0 million in borrowings with an accordion of $250.0 million. The credit facility has a 3-year tenor maturing on May 8, 2029. Advances are based on SOFR with an applicable margin of between 1.20% and 2.25%, depending on FNIC’s leverage ratio. The FNIC Revolver is subject to a standby fee of 0.24% to 0.45% per annum, depending on the FNIC’s leverage ratio, on the unutilized portion of the FNIC Revolver.

As at June 30, 2026, no amounts were drawn from the FNIC Revolver.